SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

WORLDWATER & SOLAR TECHNOLOGIES CORP.

(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey	08638
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   609/ 818-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

Attached to this report is a presentation made today, June 26, 2008, at the Special Meeting of the Stockholders of WorldWater & Solar Technologies Corp.  A copy of the presentation is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.

(d)               Exhibits

99.1         Presentation to stockholders of June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WorldWater & Solar Technologies Corp.

By:	/s/ Frank W. Smith
Frank W. Smith
Chief Executive Officer

Date:  June 26, 2008

EXHIBIT INDEX

99.1                           Presentation to stockholders dated June 26, 2008